UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

March 9, 2004

UNITED BANCORPORATION OF ALABAMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	2-78572 (Commission File Number)	63-0833573 (IRS Employer Identification No.)

P.O. Drawer 8
Atmore, Alabama		36504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(251) 368-2525

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index at page: 3

Item 5. Other Events and Regulation FD Disclosure.

The following information is being furnished pursuant to Item 5 (“Other Events and Regulation FD Disclosure”).

On March 9, 2004, the Registrant’s subsidiary, United Bank, issued a press release announcing the planned opening of a branch in Florida. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	Press release of the Registrant’s subsidiary, United Bank, dated March 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: March 9, 2004	By:	/s/ Mitchell D. Staples
Mitchell D. Staples
Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of the Registrant’s subsidiary, United Bank, dated March 9, 2004

3